UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2004

JLG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-12123

PENNSYLVANIA	25-1199382
(State or other jurisdiction of incorporation or	(I.R.S. Employer
organization)	Identification No.)

1 JLG Drive, McConnellsburg, PA	17233-9533
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(7l7) 485-5161

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

     On March 29, 2004, JLG Industries, Inc. (the “Company”) issued a press release announcing it has made a binding offer to purchase Manitowoc’s subsidiary, Delta Manlift. Headquartered in Tonneins, France, Delta manufactures the Toucan brand of vertical mast lifts, a line of aerial work platforms distributed throughout Europe for use principally in industrial and maintenance operations.

     For additional information, please refer to the Company’s March 29, 2004 press release, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

     The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 9 (Regulation FD Disclosure) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of JLG Industries, Inc. under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC.
(Registrant)

Date: March 29, 2004	/s/ James H. Woodward, Jr.

James H. Woodward, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of JLG Industries, Inc. dated March 29, 2004.

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